SECOND AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 4, 2012, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), and as Performance Guarantor (the “Performance Guarantor”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator for each Purchaser Group (the “Administrator”).

RECITALS
1.The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.The parties hereto desire to amend the Agreement as hereinafter set forth.
3.Concurrently with this Amendment, the Seller, the Servicer, the Administrator, the Purchaser Agents, the LC Bank and the LC Participants are entering into an amended and restated Fee Letter dated as of the date hereof (the “A&R Fee Letter”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)Section 1.7 of the Agreement is amended by replacing clause (a) thereof in its entirety with the following:
(a)    If, after the date hereof, the Administrator, any Purchaser, Liquidity Provider or Program Support Provider or any of their respective Affiliates (each an “Affected Person”) determines that (i) the introduction of or any change in or in the interpretation of, any law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) after the date hereof, (ii) compliance with any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) made after the date hereof or (iii) the existence of, or compliance with, any Specified Regulation, which, in any of the circumstances described in clause (i), (ii) or (iii) above, increases or would increase the amount of capital required or expected to be maintained by such Affected Person based upon the existence of any commitment to make Purchases of (or otherwise to maintain the investment in) Pool Receivables or any related liquidity facility, credit enhancement facility and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Administrator), the Seller shall promptly pay such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person determines such increase in capital is allocable to the existence of any of such commitments.
(b)Section 1.7 of the Agreement is amended by replacing clause (b) thereof in the entirety with the following:
(b)    If, due to: (i) the introduction of or any change in or in the interpretation of any law or regulation after the date hereof, (ii) compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) made after the date hereof or (iii) the existence of, or compliance with, any Specified Regulation, there shall be (in any of the circumstances described in clause (i), (ii) or (iii) above) any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of, the Purchased Interest (or its portion thereof) in respect of which Discount is computed by reference to the Euro-Rate or LMIR, then, upon demand by such Affected Person, the Seller shall promptly pay to such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs.

(c)Section 1.8(a) of the Agreement is amended by (i) deleting the word “or” where it appears at the end of the first clause (i) thereof and (ii) inserting the phrase “or (iii) the existence of, or compliance with, any Specified Regulation” immediately following the phrase “after the date hereof” where it appears at the end of the first clause (ii) thereof.
(d)The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Concentration Percentage” means, at any time for any Obligor, the applicable Concentration Percentage set forth below:

Obligor	Concentration Percentage
The General Electric Companies, so long as General Electric Company has both: (a)a short-term unsecured debt rating of at least “A-1” by Standard and Poor's or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor's, a long-term unsecured debt rating of at least “A” by Standard and Poor's; and (b)a short-term unsecured debt rating of “P-1” by Moody's or, if General Electric Company does not have a short-term unsecured debt rating from Moody's, a long-term unsecured debt rating of at least “A2” by Moody's	15%
The General Electric Companies, so long as General Electric Company has both: (a)a short-term unsecured debt rating of at least “A-2” by Standard and Poor's or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor's, a long-term unsecured debt rating of at least “BBB+” by Standard and Poor's; and (b)a short-term unsecured debt rating of at least “P-2” by Moody's or, if General Electric Company does not have a short-term unsecured debt rating from Moody's, a long-term unsecured debt rating of at least “Baa1” by Moody's	10%
Any other Obligor (including the General Electric Companies if they do not fall within one of the other categories above)	3%

(e)The definition of “Purchaser Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “June 4, 2012” where it appears therein with the date “June 3, 2013”.
(f)Exhibit I to the Agreement is amended by adding the following defined term thereto in appropriate alphabetical order:

“Specified Regulation” means (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued.
SECTION 3.Reaffirmation of Performance Guarantor. The Performance Guarantor hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that may increase the obligations of any Originator, Servicer, Sub-Servicer or Seller and (ii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.

SECTION 4.Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:

(a)Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6.Effectiveness.     This Amendment shall become effective as of the date hereof upon the Administrator's receipt of (a) counterparts hereto duly executed by each of the parties hereto, (b) counterparts to the A&R Fee Letter duly executed by each of the parties thereto and (c) confirmation that all fees payable on the date hereof pursuant to the terms of the A&R Fee Letter have been paid in full.

SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller
By:	/s/ Christopher C. Elma
Name: Christopher C. Elma
Title: Vice President - Treasury and Tax

CINCINNATI BELL INC., as Servicer and as Performance Guarantor
By:	/s/ Christopher C. Elma
Name: Christopher C. Elma
Title: Vice President - Treasury and Tax

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	By:/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group
By:	By: /s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank and LC Participant
By:	By: /s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and a Conduit Purchaser
By:	By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent, a Related Committed Purchaser, and an LC Participant
By:	By: /s/ Eero Maki
Name: Eero Maki
Title: SVP